                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June  29, 1998





                        INTEGRATED SILICON SOLUTION, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                         0-23084                         77-0199971
(State or other jurisdiction of        Commission File No.      (I.R.S. Employer Identification No.)
 incorporation or organization)


2231 Lawson Lane, Santa Clara, California                     95054
-----------------------------------------                   ---------
(Address of principal executive offices)                     zip code

Registrant's telephone number, including area code     (408) 588-0800


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     The purpose of this amendment is to file Pro Forma Financial Information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)   Pro Forma Financial Information

         The accompanying unaudited pro forma condensed financial information gives effect to the sale by Integrated Silicon Solution, Inc. ("ISSI") of approximately 46 percent of Integrated Silicon Solution (Taiwan) Inc. ("ISSI-Taiwan") to a group of private investors as if the transaction had occurred on October 1, 1996 for purposes of the unaudited statements of operations, and as of March 31, 1998 for purposes of the unaudited balance sheet.

         Actual gain on the partial sale of ISSI-Taiwan will be reported in ISSI's unaudited condensed consolidated financial statements included in Form 10-Q for the quarter ended June 30, 1998 to be filed no later than August 14, 1998.

                        INTEGRATED SILICON SOLUTION, INC.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements represent the transaction in which Integrated Silicon Solution, Inc. ("ISSI") sold approximately 46 percent of Integrated Silicon Solution (Taiwan) Inc. ("ISSI-Taiwan") to a group of private investors pursuant to a Common Stock Purchase Agreement dated as of June 19, 1998. The initial closing occurred June 29, 1998. The price was privately negotiated between the parties. Prior to this transaction ISSI-Taiwan was a wholly-owned subsidiary of ISSI.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the sale had been consummated as presented in the accompanying unaudited pro forma condensed financial information nor is it necessarily indicative of future operating results or financial position.

The unaudited proforma condensed financial information should be read in conjunction with the historical financial statements including the notes.


                        INTEGRATED SILICON SOLUTION, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                             Adjust for              ISSI
                                                            Partial Sale of        Less 46%
                                               ISSI           ISSI-Taiwan         ISSI-Taiwan
                                               ----         ---------------       ------------
                                                (a)              (b)                  (c)
Net sales                                    $108,261         $       --           $108,261
Costs and Expenses
   Cost of sales ........................      76,105                 --             76,105
   Research and development .............      26,179                 --             26,179
   Selling, general and administrative ..      16,753                 --             16,753
                                            ---------          ---------          ---------
Total costs and expenses ................     119,037                 --            119,037
                                            ---------          ---------          ---------

Operating loss ..........................     (10,776)                --            (10,776)
Interest and other income ...............       2,535                 --              2,535
Interest expense ........................        (607)                --               (607)
                                            ---------          ---------          ---------
Loss before income taxes and
  minority interest .....................      (8,848)                --             (8,848)
Benefit for income taxes ................      (1,144)                --             (1,144)
                                            ---------          ---------          ---------

Loss before minority interest ...........      (7,704)                --             (7,704)
Minority interest in net income (loss) of
  consolidated subsidiary ...............         (18)             2,277              2,259
                                            ---------          ---------          ---------

Net loss ................................   $  (7,686)        $    2,277            $(9,963)
                                            =========          =========          =========

Basic and diluted loss per share ........   $   (0.43)                              $ (0.56)
                                            =========                             =========
Shares used in per share calculation ....      17,748                                17,748
                                            =========                             =========

(a) Represents historical ISSI financial statements including 100% of ISSI-Taiwan.

(b) Represents the minority interest of new shareholders in 46% of ISSI-Taiwan fiscal 1997 net income.

(c) Represents historical ISSI adjusted for sale of 46% of ISSI-Taiwan exclusive of any gain realized on the sale.

                        INTEGRATED SILICON SOLUTION, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Adjust for              ISSI
                                                            Partial Sale of        Less 46%
                                               ISSI           ISSI-Taiwan         ISSI-Taiwan
                                               ----         ---------------       ------------
                                                (a)              (b)                  (c)
Net sales                                    $80,066          $       --           $ 80,066

Costs and Expenses
   Cost of sales                              58,437                  --             58,437
   Research and development                   15,771                  --             15,771
   Selling, general and administrative         9,227                  --              9,227
   In-process technology charge                7,078                  --              7,078
                                            ---------          ---------          ---------
Total costs and expenses                      90,513                  --            90,513
                                            ---------          ---------          ---------

Operating loss                               (10,447)                 --           (10,447)
Other income, net                              1,077                  --             1,077
                                            ---------          ---------          ---------
Loss before income taxes and
  minority interest                           (9,370)                 --            (9,370)
Provision for income taxes                       355                  --               355
                                            ---------          ---------          ---------
Loss before minority interest                 (9,725)                 --            (9,725)
Minority interest in net income (loss) of
  consolidated subsidiary                         --               1,928             1,928
                                            ---------          ---------          ---------

Net loss                                    $ (9,725)          $   1,928         $ (11,653)
                                            =========          =========          =========
Basic and diluted loss per share              $(0.52)                               $(0.63)
                                            =========                             =========

Shares used in per share calculation          18,598                                18,598
                                            =========                             =========


(a) Represents historical ISSI financial statements including 100% of ISSI-Taiwan.

(b) Represents the minority interest of new shareholders in 46% of ISSI-Taiwan net income for the six months ended March 31, 1998.

(c) Represents historical ISSI adjusted for sale of 46% of ISSI-Taiwan exclusive of any gain realized on the sale.

                        INTEGRATED SILICON SOLUTION, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998
                                 (IN THOUSANDS)

                                                             Adjust for              ISSI
                                                            Partial Sale of        Less 46%
                                               ISSI           ISSI-Taiwan         ISSI-Taiwan
                                               ----         ---------------       ------------
                                                (a)              (b)                  (c)
Assets
-------------------------------------------
Cash and cash equivalents                    $  20,083           $35,468          $ 55,551
Restricted cash                                  5,153                               5,153
Short-term investments                           8,100                               8,100
Accounts receivable                             20,688                --            20,688
Inventories                                     69,797                --            69,797
Other current assets                             7,927                --             7,927
                                             ---------         ---------          --------
                                               131,748            35,468           167,216

Property, equipment, and leasehold, net         26,172                              26,172
Construction in progress                         9,862                               9,862
Other assets                                    54,023                --            54,023
                                             =========         =========          ========
Total assets                                  $221,805           $35,468          $257,273
                                             =========         =========          ========

Liabilities and equity
-------------------------------------------
Accounts payable                                54,787                --            54,787
Other current liabilities                       23,478                --            23,478
                                             ---------          --------          --------
                                                78,265                --            78,265

Long-term liabilities                            9,862                               9,862
Minority interest                                   --            20,462            20,462
Stockholders' equity                           124,627            15,006           139,633
                                             =========          ========          ========
Total liabilities and equity                  $221,805           $35,468          $257,273
                                             =========          ========          ========

(a) Represents historical ISSI financial statements including 100% of ISSI-Taiwan.

(b) Represents the receipt of cash, net of withholding taxes, the related gain on the sale, net of taxes, and the establishment of the minority interest in 46% of ISSI-Taiwan net assets as of March 31, 1998.

(c)  Represents historical ISSI adjusted for sale of 46% of ISSI-Taiwan.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTEGRATED SILICON SOLUTION, INC.

                                       /s/ Gary L. Fischer
                                           -----------------------------
                                           Gary L. Fischer
                                           Executive Vice President,
                                           Office of the President and
                                           Chief Financial Officer

                                           Date:  July 31, 1998